UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                             -----------------------

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                         Date of Report: March 24, 2006

                                  TIFFANY & CO.

             (Exact name of Registrant as specified in its charter)



        Delaware                         1-9494                  13-3228013
(State or other jurisdiction           (Commission            (I.R.S. Employer
    of incorporation)                  File Number)          Identification No.)


  727 Fifth Avenue, New York, New York                            10022
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

The Compensation Committee of Registrant's Board of Directors established the terms of incentive award arrangements for fiscal year 2006. The form of award agreement is attached as an exhibit hereto and is incorporated herein by reference.



Item 9.01   Financial Statements and Exhibits.

    (c)     Exhibits

            10.139a Form of Fiscal 2006 Cash Incentive Award Agreement for certain executive officers under Registrant's 2005 Employee Incentive Plan.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          TIFFANY & CO.


                                   BY:    /s/ Patrick B. Dorsey
                                          ______________________________________
                                          Patrick B. Dorsey
                                          Senior Vice President, General Counsel
                                          and Secretary



Date:  March 24, 2006

                                  EXHIBIT INDEX


Exhibit No.     Description


   10.139a Form of Fiscal 2006 Cash Incentive Award Agreement for certain executive officers under Registrant's 2005 Employee Incentive Plan.